Exhibit 99.1

FROM: P.A.M. TRANSPORTATION SERVICES, INC.

P.O. BOX 188

Tontitown, AR 72770

Allen W. West

(479) 361-9111

P.A.M. TRANSPORTATION SERVICES, INC.

ANNOUNCES FILING OF S-3 SHELF REGISTRATION STATEMENT

Tontitown, Arkansas, March 30, 2018......P.A.M. Transportation Services, Inc. (NASDAQ: PTSI) today announced that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”) to register the potential offer and sale to the public, from time to time in one or more offerings, of an indeterminate number of shares of its common stock, preferred stock, debt securities, rights and warrants up to a total aggregate offering amount of $350,000,000.

The registration statement also registers the potential resale of up to 1,482,382 secondary shares of the Company’s common stock held by our Chairman and controlling stockholder, Matthew T. Moroun, and 17,618 secondary shares of the Company’s common stock held by a member of our Board of Directors, Manuel J. Moroun, each of whom may offer his registered shares for resale to the public from time to time in one or more offerings.

The specifics of any future offering, including the prices and terms of any such securities offered by the Company or the selling stockholders, will be determined at the time of any such offering and will be described in detail in a separate prospectus supplement, which will be filed with the SEC at the time of the offering. The registration statement is subject to review by the SEC. The filing of the shelf registration does not constitute an offer of securities for sale and does not require the Company or the selling stockholders to offer or sell any securities.

The registration statement on Form S-3 has not yet been declared effective by the SEC. The securities may not be sold and offers to buy may not be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

P.A.M. Transportation Services, Inc. is a leading truckload dry van carrier transporting general commodities throughout the continental United States, as well as in the Canadian provinces of Ontario and Quebec. The Company also provides transportation services in Mexico through its gateways in Laredo and El Paso, Texas under agreements with Mexican carriers.

Certain information included in this document contains or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may relate to expected future financial and operating results or events, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, excess capacity in the trucking industry; surplus inventories; recessionary economic cycles and downturns in customers' business cycles; increases or rapid fluctuations in fuel prices, interest rates, fuel taxes, tolls, and license and registration fees; the resale value of the Company's used equipment and the price of new equipment; increases in compensation for and difficulty in attracting and retaining qualified drivers and owner-operators; increases in insurance premiums and deductible amounts relating to accident, cargo, workers' compensation, health, and other claims; unanticipated increases in the number or amount of claims for which the Company is self-insured; inability of the Company to continue to secure acceptable financing arrangements; seasonal factors such as harsh weather conditions that increase operating costs; competition from trucking, rail, and intermodal competitors including reductions in rates resulting from competitive bidding; the ability to identify acceptable acquisition candidates, consummate acquisitions, and integrate acquired operations; a significant reduction in or termination of the Company's trucking service by a key customer; and other factors, including risk factors, included from time to time in filings made by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed above and in company filings might not transpire.